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 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

LEXENT INC.

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align=center>__________________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Delaware 000-31105 13-3990223

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 (State or Other Jurisdiction (Commission (I.R.S. Employer

of Incorporation) File Number) Identification No.)

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 Three New York Plaza, New York New York 10004

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 (Address of Principal Executive Offices) (Zip Code)

Registrant s telephone number including area code (212) 981-0700

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align=center>__________________________________________________________________

(Former Name or Former Address, if Changed Since Last

Report)

 

Item 5. Other Events

 Lexent Inc. (the "Company"), announced today that Bruce E. Levy has been appointed as President and Chief Operating Officer, effective on September 9, 2002. The Press Release announcing Mr. Levy's appointment is attached hereto as Exhibit 100.1

Item 7. Financial Statements, Pro Forma Financial Information and

Exhibits.

(c) Exhibits

None

SIGNATURES

 

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 

LEXENT INC.

(Registrant)

By: /s/ Kevin O Kane

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 Kevin O Kane

President and

Chief Executive Officer, on

behalf of the Registrant.

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  

Date: September 9, 2002

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 Document #: 548038/TFC </BODY></HTML>

EXHIBIT 100.1

FINAL PRESS RELEASE- BRUCE LEVY

Sept. 9, 2002

LEXENT NAMES BRUCE L. LEVY AS PRESIDENT AND CHIEF OPERATING OFFICER

New York, New York, Sept. 9/PRNewswire-FirstCall/----

Lexent Inc. (NASDAQ: LXNT) today announced the appointment of Bruce L. Levy as

President and Chief Operating Officer of the Company effective immediately. In this position, Mr. Levy will be responsible for execution of the company's business plans and oversight of all field, new business development, marketing and sales, and administrative functions. He will report into Kevin O'Kane, who will continue as Vice Chairman and Chief Executive Officer. Additional responsibilities include membership on the executive management team (along with the Chairman, CEO and CFO), which will consider and set company policies, strategic direction and expansion plans.

Mr. Levy brings a solid background of experience from a long tenure at GPU, Inc, an electric utility holding company and at GPU International Group, a wholly owned subsidiary of GPU, Inc. which developed and operated all of the company's non-regulated businesses. Mr. Levy held a variety of senior management positions, including President and Chief Executive Officer (GPU International Group) and Sr. Vice President and Chief Financial Officer (GPU, Inc.). In these roles, Mr. Levy contributed to the growth of GPU's non-regulated business from concept to a $ 3 billion international operation by guiding GPU's entry into new businesses which included a nationwide electrical and telecom contracting business and diversified power technology business.

Kevin O'Kane, Vice Chairman and CEO of Lexent, stated, " I am very pleased to have Bruce Levy join our executive management team. His background combines general management skills with strong financial management and the ability to develop and execute strategic plans with core business expansion. He is a visionary and a leader with a proven track record. His skills will help enhance our management team and grow our business by expanding into new market segments, improving profitability and streamlining processes to make us more customer focused. I am confident Bruce will make a significant contribution to Lexent's future success."

About Lexent Inc.

Leveraging more than fifty years of experience, Lexent (NASDAQ: LXNT) is an infrastructure services company that designs, deploys and maintains fiber optic, electrical and life safety systems for telecommunications carriers and enterprise organizations in some of the national metropolitan markets. Supporting the above offerings, Lexent provides a full range of project management and specialized maintenance services. Representing various industries such as utility, telecommunications, real estate, government and large enterprise customers, Lexent's key customers include AT&T Local Services, Level (3) Communications, IBM, Dormitory Authority of the State of New York. The company has offices in New York City, Washington, DC, Boston, Philadelphia, Long Island, White Plains, New Jersey, Philadelphia, and Miami.

For additional information on the company, see Lexent's web site.

Forward Looking Statements:

This press release contains forward-looking statements, which may be identified by words such as "believes", "anticipates", "expects", "intends", and other similar expressions. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks are more fully outlined in the Company registration statement on Form S-1 and other SEC filings.

SOURCE Lexent Inc.

CONTACT: Maureen Beirne, Sr. Vice President, Sales & Marketing, Lexent at

212-981-0707 or mbeirne@lexent.net